UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 20, 2021 (May 17, 2021)

AT&T INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-08610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

208 S. Akard St., Dallas, Texas	75202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (210) 821-4105

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares (Par Value $1.00 Per Share)	T	New York Stock Exchange
Depositary Shares, each representing a 1/1000th interest in a share of 5.000% Perpetual Preferred Stock, Series A	T PRA	New York Stock Exchange
Depositary Shares, each representing a 1/1000th interest in a share of 4.750% Perpetual Preferred Stock, Series C	T PRC	New York Stock Exchange
AT&T Inc. 2.650% Global Notes due December 17, 2021	T 21B	New York Stock Exchange
AT&T Inc. 1.450% Global Notes due June 1, 2022	T 22B	New York Stock Exchange
AT&T Inc. 2.500% Global Notes due March 15, 2023	T 23	New York Stock Exchange
AT&T Inc. 2.750% Global Notes due May 19, 2023	T 23C	New York Stock Exchange
AT&T Inc. Floating Rate Global Notes due September 5, 2023	T 23D	New York Stock Exchange
AT&T Inc. 1.050% Global Notes due September 5, 2023	T 23E	New York Stock Exchange
AT&T Inc. 1.300% Global Notes due September 5, 2023	T 23A	New York Stock Exchange
AT&T Inc. 1.950% Global Notes due September 15, 2023	T 23F	New York Stock Exchange
AT&T Inc. 2.400% Global Notes due March 15, 2024	T 24A	New York Stock Exchange
AT&T Inc. 3.500% Global Notes due December 17, 2025	T 25	New York Stock Exchange
AT&T Inc. 0.250% Global Notes due March 4, 2026	T 26E	New York Stock Exchange
AT&T Inc. 1.800% Global Notes due September 5, 2026	T 26D	New York Stock Exchange
AT&T Inc. 2.900% Global Notes due December 4, 2026	T 26A	New York Stock Exchange
AT&T Inc. 2.350% Global Notes due September 5, 2029	T 29D	New York Stock Exchange
AT&T Inc. 4.375% Global Notes due September 14, 2029	T 29B	New York Stock Exchange
AT&T Inc. 2.600% Global Notes due December 17, 2029	T 29A	New York Stock Exchange
AT&T Inc. 0.800% Global Notes due March 4, 2030	T 30B	New York Stock Exchange
AT&T Inc. 3.550% Global Notes due December 17, 2032	T 32	New York Stock Exchange
AT&T Inc. 5.200% Global Notes due November 18, 2033	T 33	New York Stock Exchange
AT&T Inc. 3.375% Global Notes due March 15, 2034	T 34	New York Stock Exchange
AT&T Inc. 2.450% Global Notes due March 15, 2035	T 35	New York Stock Exchange
AT&T Inc. 3.150% Global Notes due September 4, 2036	T 36A	New York Stock Exchange
AT&T Inc. 1.800% Global Notes due September 14, 2039	T 39B	New York Stock Exchange
AT&T Inc. 7.000% Global Notes due April 30, 2040	T 40	New York Stock Exchange
AT&T Inc. 4.250% Global Notes due June 1, 2043	T 43	New York Stock Exchange
AT&T Inc. 4.875% Global Notes due June 1, 2044	T 44	New York Stock Exchange
AT&T Inc. 4.000% Global Notes due June 1, 2049	T 49A	New York Stock Exchange
AT&T Inc. 4.250% Global Notes due March 1, 2050	T 50	New York Stock Exchange
AT&T Inc. 5.350% Global Notes due November 1, 2066	TBB	New York Stock Exchange
AT&T Inc. 5.625% Global Notes due August 1, 2067	TBC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed in a Current Report on Form 8-K filed by AT&T Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on May 17, 2021, the Company and Magallanes, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Spinco”), entered into certain definitive agreements on May 17, 2021 with Discovery, Inc., a Delaware corporation (“Discovery”), and Drake Subsidiary, Inc., a Delaware corporation and wholly owned subsidiary of Discovery (“Merger Sub”).

The definitive agreements entered into in connection with the transactions (collectively, the “Transaction Agreements”) include:

•	an Agreement and Plan of Merger, dated May 17, 2021 (the “Merger Agreement”), by and among the Company, Spinco, Discovery and Merger Sub;

•	a Separation and Distribution Agreement, dated May 17, 2021 (the “Separation Agreement”), by and among the Company, Spinco and Discovery;

•	a Voting Agreement, dated May 17, 2021 (the “Malone Voting Agreement”), by and among the Company, John C. Malone and the stockholders parties thereto;

•

a Voting Agreement, dated May 17, 2021 (the “A/N Voting Agreement”, and together with the Malone Voting Agreement, the “Voting Agreements”), by and among AT&T Inc., Advance/Newhouse Programming Partnership and Advance/Newhouse Partnership;

•

an Employee Matters Agreement, dated May 17, 2021 (the “Employee Matters Agreement”), by and among the Company, Spinco, and Discovery, which governs the parties’ respective obligations with respect to current and former employees of the WarnerMedia business and certain other employee compensation and benefits matters relating to the transaction, including, without limitation, the treatment of the Company’s outstanding equity awards as of the closing;

•

a Tax Matters Agreement, dated May 17, 2021 (the “Tax Matters Agreement”), by and among the Company, Spinco, and Discovery, which governs the parties’ respective rights, responsibilities and obligations with respect to taxes, tax attributes, the preparation and filing of tax returns, responsibility for and preservation of the expected tax-free status of the transactions contemplated by the Merger Agreement and the Separation Agreement, and certain other tax matters, and which includes a “Tax Receivable Annex,” pursuant to which the Company is generally entitled to 85% of the cash tax savings, if any, arising from certain tax basis increases that may result from the transactions.

A summary of the material terms and conditions of each of the Merger Agreement, the Separation Agreement and the Voting Agreements is included the Current Report on Form 8-K filed by the Company with the SEC on May 17, 2021, which summaries are incorporated herein by reference. The descriptions of the Transaction Agreements and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the Transaction Agreements, copies of which are attached hereto as Exhibit 2.1, Exhibit 2.2, Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively, which are incorporated herein by reference.

The Transactions Agreements have been included to provide investors with information regarding their terms. They are not intended to provide any financial or other factual information about the Company, Spinco or Discovery. The representations, warranties, covenants and agreements contained in the Transaction Agreements (1) were made only for purposes of the Transaction Agreements, as of the specific dates therein, (2) were solely for the benefit of the parties to the Transaction Agreements and the parties expressly identified as third-party beneficiaries thereto, as applicable (except as expressly provided therein), (3) may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Transaction Agreements instead of establishing these matters as facts, and (4) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Transaction Agreements and should not rely on the representations, warranties, covenants and agreements therein or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the respective dates of the Transaction Agreements, which subsequent information may or may not be fully reflected in the respective public disclosures by the Company, Discovery and Spinco. Accordingly, investors should read the Transaction Agreements not in isolation but in conjunction with the other information about the Company, Discovery and Spinco and their respective subsidiaries that the respective companies include in reports, statements and other filings they make with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

2.1	Agreement and Plan of Merger, dated May 17, 2021, by and among AT&T Inc., Magallanes, Inc., Discovery, Inc. and Drake Subsidiary, Inc.*

2.2	Separation and Distribution Agreement, dated May 17, 2021, by and among AT&T Inc., Magallanes, Inc. and Discovery, Inc.*

10.1	Voting Agreement, dated May 17, 2021, by and among AT&T Inc., John C. Malone and the stockholders parties thereto

10.2	Voting Agreement, dated May 17, 2021, by and among AT&T Inc., Advance/Newhouse Programming Partnership and Advance/Newhouse Partnership

10.3	Employee Matters Agreement, dated May 17, 2021, by and among AT&T Inc., Magallanes, Inc. and Discovery, Inc.

10.4	Tax Matters Agreement, dated May 17, 2021, by and among AT&T Inc., Magallanes, Inc. and Discovery, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain schedules (or similar attachments) have been omitted pursuant to Item 601(a)(5) or Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish copies of such schedules (or similar attachments) to the U.S. Securities and Exchange Commission upon request.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.

Date: May 20, 2021	By:	/s/ Pascal Desroches
Pascal Desroches
Senior Executive Vice President and Chief Financial Officer